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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 26, 2006

                          VALASSIS COMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)

            Delaware                 1-10991            38-2760940
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 (State or other jurisdiction     (Commission        (I.R.S. Employer
       of incorporation)          File Number)      Identification No.)

   19975 Victor Parkway, Livonia, Michigan                 48152
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   (Address of principal executive offices)             (Zip Code)

         Registrant's telephone number, including area code 734-591-3000


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02      RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 26, 2006, Valassis issued a press release (the "Press Release") announcing results for the quarter ended and nine months ended September 30, 2006. Furnished hereto as Exhibit 99.1 to this Current Report is a copy of the Press Release.

The information in Item 2.02 of the Current Report and the accompanying exhibit shall not be incorporated by reference into any filing by Valassis, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

(d)            Exhibits

Exhibit
Number     Description
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99.1       Press release dated as of October 26, 2006

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   VALASSIS COMMUNICATIONS, INC.
                                                   -----------------------------
                                                   (Registrant)

Dated:  October 26, 2006

                                                   /s/Robert L. Recchia
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                                                   Robert L. Recchia
                                                   Executive Vice President and
                                                   Chief Financial Officer